UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 3 TO
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 25, 2015
(Date of earliest event reported)

CSAIL 2015-C3 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
UBS Real Estate Securities Inc. The Bank of New York Benefit Street Partners CRE Finance LLC
The Bancorp Bank

(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-03	13-3220910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 18, 2015, Credit Suisse First Boston Mortgage Securities Corp. caused the issuance of the CSAIL 2015-C3 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.4 of the registrant’s Amendment No. 1 to Form 8-K filed on September 28, 2015, attaching, among other things, the Starwood Extended Stay Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement) is hereby restated in its entirety by the final correct version of the Starwood Extended Stay Portfolio Co-Lender Agreement attached hereto as Exhibit 4.1.

Exhibit 4.7 of the registrant’s Amendment No. 1 to Form 8-K filed on September 28, 2015, attaching, among other things, the Arizona Grand Resort & Spa Co-Lender Agreement (as defined in the Pooling and Servicing Agreement) is hereby restated in its entirety by the final correct version of the Arizona Grand Resort & Spa Co-Lender Agreement attached hereto as Exhibit 4.2.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 4.2	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2015	CREDIT SUISSE FIRST BOSTON
MORTGAGE SECURITIES CORP.

By: /s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.	(E)
4.2	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)